Exhibit 10.13

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”.
SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II)
WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.

This ADDENDUM AGREEMENT (the “Addendum”) is made on 12 March 2026

BETWEEN:

(1)	EINRIDE AB (PUBL), a company organised under the laws of Sweden with registered number 559074-8926 and having its registered address at Stadsgården 6, 116 45 Stockholm, Sweden (the “Company”); and

(2)	AMAZON.COM NV INVESTMENT HOLDINGS LLC a company organised under the laws of Nevada and business license number NV20001393257 and having its registered address c/o Corporation Service Company, 112 North Curry Street, Carson City, 89703, United States of America (the “Holder”);

The parties set out in (1)-(2) are jointly referred to as the “Parties” and individually as a “Party”.

BACKGROUND:

A	Reference is made to the supplemental agreement relating to warrants series 2026/2036 dated 20 February 2026 between the Parties (the “Agreement”).

B	The Parties have agreed to amend the Agreement as set out in this Addendum.

C	Definitions used in this Addendum shall, unless otherwise explicitly set out herein, have the same meaning as in the Agreement.

IT IS AGREED:

1	Number of Warrants

The number of Warrants to be issued by the Company’s board of directors, as referred to in Recital A of the Agreement and § 2 of Exhibit A, shall amount to 6,941,402 warrants. Exhibit A shall be updated with the new number of Warrants for the purpose of registration of the Warrants with the Swedish Companies Registration Office.

2	Vesting

The Parties acknowledge and agree to amend and replace Section 1.2.2 of the Agreement, to reflect the new number of warrants to be issued, whereby Section 1.2.2 of the Agreement shall have the following wording:

1.2.2	The Warrants shall vest as follows:

(a)	[***] Warrants will vest and be exercisable upon the Issue Date.

(b)	Thereafter [***] Warrants will vest and be immediately exercisable upon each USD [***] of Payments until aggregate Payments equal USD [***].

(c)	[***] Warrants will vest and become exercisable if aggregate Payments equal or exceed USD [***] on or before the last day of the calendar month in which the 12-month anniversary of the date of issue of the Warrants occurs.

(d)	An additional [***] Warrants will vest and become exercisable if aggregate Payments equal or exceed USD [***] on or before the last day of the calendar month in which the 24-month anniversary of the date of issue of the Warrants occurs.

(e)	If the Warrants that have vested pursuant to Section 1.2.2(a)–(g) are less than fifteen (15) percent of the then outstanding shares of the Company, assuming the exercise of all vested Warrants, for each additional USD [***] in aggregate Payments, [***] Warrants shall vest and become exercisable, provided that in no event shall Holder have a total maximum ownership of more than fifteen (15) percent of the Company, assuming the exercise of all vested Warrants.

(f)	An additional [***] Warrants will vest and become exercisable if aggregate Payments equal or exceed USD [***] on or before the last day of the calendar month in which the 36-month anniversary of the date of issue of the Warrants occurs.

(g)	An additional [***] Warrants will vest and become exercisable upon the occurrence of a Public Mention.

3.	Definition usage

The Parties acknowledge and agree that any references to “Exercise Price” in the Agreement, including references in the Warrant Terms, Exhibit A to the Agreement, shall be replaced with “Subscription Price”.

4.	Financial reporting

4.1	The Parties acknowledge and agree to amend Schedule 6.2.2(ii) of the Agreement, to reflect the financial reporting requirements of the Company, whereby any references in Schedule 6.2.2(ii) of the Agreement to “U.S. GAAP” shall be replaced with “IFRS”.

5.	Miscellaneous

5.1	Sections 15 (Miscellaneous) and 17 (Governing Law; Severability; Jurisdiction; Venue;) of the Agreement shall apply mutatis mutandis to this Addendum.

Signature pages follow

EXECUTION PAGES

The Agreement has been prepared in two (2) identical execution copies. The Company and the Holder each receive one (1) execution copy.

Executed on the date as first mentioned above.

EINRIDE AB (PUBL)

/s/ Roozbeh charli
NAME:	Roozbeh Charli
TITLE:	CEO
DATE	March 13, 2026

ADDRESS: Stadsgården 6, 116 45 Stockholm, Sweden

AMAZON.COM NV INVESTMENT HOLDINGS LLC

BY:	/s/ John McKlveen
NAME:	John McKlveen
TITLE:	Authorized Signatory
DATE:	March 13, 2026

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